Exhibit 10.21

UFI ACQUISITION, INC.

2013 Stock Incentive Plan

ARTICLE 1

Background and Purpose of the Plan

Section 1.1.           Background. This 2013 Stock Incentive Plan (the “Plan”) permits the grant of Incentive Stock Options and Nonstatutory Stock Options.

Section 1.2.           Purpose. The purposes of the Plan are (a) to attract and retain the best available personnel for positions of substantial responsibility, (b) to provide additional incentive to Employees, Directors and Consultants, and (c) to promote the success of the business of the Company.

Section 1.3.           Eligibility. All of the Company’s Service Providers are eligible to be granted Awards under the Plan. Incentive Stock Options may be granted only to Employees.

Section 1.4.           Definitions. Capitalized terms used in the Plan and not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

ARTICLE 2

Shares Subject To The Plan

Section 2.1.           Shares Subject to the Plan. Subject to adjustment under Section 2.3 of the Plan, the number of shares of Common Stock initially reserved for issuance pursuant to Awards made under the Plan shall not exceed 135,135 Shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Section 2.2.           Lapsed Awards. If an Award expires or is terminated, surrendered or cancelled without having been exercised in full, or is surrendered pursuant to an Exchange Program, or is otherwise forfeited in full or in part, including as a result of Optioned Stock subject to an Award being repurchased by the Company pursuant to a contractual repurchase right, then the unissued Shares which were subject to such Award and/or such surrendered, cancelled or forfeited Shares (as the case may be) shall become available for future grant or sale under the Plan (unless the Plan has terminated), subject however, in the case of Incentive Stock Options to any limitations under the Code. If an Award is exercised, in whole or in part, by delivery of Shares under Section 4.3(b) of the Plan, the number of Shares deemed to have been issued under the Plan shall be the number of Shares which were subject to the Award or portion thereof so exercised and not the net number of Shares actually issued upon such exercise.

Section 2.3.           Adjustments. In the event that there is any stock dividend on the Shares payable in Shares, or any stock split, reverse stock split, combination or reclassification of Shares, or any other increase in the number of outstanding Shares without receipt of consideration by the Company, then the maximum aggregate number and class of securities available for Awards under Section 2.1 of the Plan, the maximum number and class of securities issuable to a Service Provider under Section 4.1(c) of the Plan, and any other limitation under this Plan on the maximum number and class of securities issuable to an individual or in the aggregate, and the price of securities covered by each outstanding Option shall be proportionately adjusted by the Administrator as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of the Participants; provided that any fractional Shares resulting from such adjustments shall be eliminated. The Administrator’s determination with respect to any such adjustments shall be conclusive.

ARTICLE 3

Administration of the Plan

Section 3.1.           Board and Committees. The Plan shall be administered by (a) the Board or (b) a Committee, which committee, in the discretion of the Board, may be constituted to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act and/or Section 162(m) of the Code and shall otherwise comply with Applicable Laws. Different Committees with respect to different groups of Service Providers may administer the Plan.

Section 3.2.           Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion: (a) to determine the Fair Market Value; (b) to select the Service Providers to whom Awards may be granted hereunder; (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder; provided, however, that in no event shall Awards with more than the number of Shares reserved under the Plan pursuant to Section 2.1 be granted to any Service Provider in any fiscal year; (d) to approve forms of agreement for use under the Plan; (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, such terms and conditions including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (f) to institute an Exchange Program; (g) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; (h) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws; (i) to modify or amend each Award (subject to Section 7.4 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; (j) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld (the Fair Market Value of the Shares to be withheld shall be determined as of the date that the amount of tax to be withheld is to be determined and all elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable); (k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; (l) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award, and (m) to make all other determinations deemed necessary or advisable for administering the Plan.

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Section 3.3.           Effect of Administrator’s Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

Section 3.4.           Delegation to Executive Officers. To the extent permitted by Applicable Law, the Board may delegate to one or more executive officers of the Company the power to grant Awards to Employees and to exercise such other powers under the Plan as the Board may determine; provided that the Administrator shall fix the terms of the Awards to be granted by such executive officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of Shares subject to Awards that the executive officers may grant; provided, however, that no executive officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

ARTICLE 4

Stock Options

Section 4.1.           Limitations.

(a)          No Option shall have a term in excess of 10 years measured from the date of grant; provided, however, that in the case of any Incentive Stock Option granted to a 10% Stockholder, the term of such Incentive Stock Option shall not exceed five years measured from the date of grant.

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(b)          Subject to Section 4.6 of the Plan, the exercise price per share of an Option shall not be less than 100% of the Fair Market Value per Share on the date of grant; provided, however, that in the case of any Incentive Stock Option granted to a 10% Stockholder, the exercise price per share of such Incentive Stock Option shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant of the Option.

(c)          Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 4.1(c, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the date that the Option with respect to such Shares is granted.

(d)          The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

Section 4.2.           Terms of Option. Subject to Section 4.1 of the Plan, the term, exercise price, vesting schedule and other conditions and limitations applicable to each Option shall be as determined by the Administrator and shall be stated in the Award Agreement. The Administrator shall have the discretion to grant Options which are exercisable for unvested Shares.

Section 4.3.           Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. To the extent approved by the Administrator, the consideration for exercise of an Option may be paid as follows:

(a)          by cash, check or other cash equivalent approved by the Administrator;

(b)          subject to the last paragraph of this Section 4.3, by the tendering of other Shares to the Company; or

(c)          any combination of the forms of consideration set forth in subsections (a) and (b) above and/or any other method determined by the Administrator and set forth in the Award Agreement (including “cashless exercise”).

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Shares tendered in exchange for Shares issued under the Plan must be held by the Service Provider for at least six months prior to their tender to the Company and may not be Shares subject to forfeiture at the time they are tendered. The Administrator shall determine acceptable methods for tendering to Shares to exercise an Option under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the Option price satisfied by tendering to Shares, such Shares shall be valued at their Fair Market Value on the date of tender. Except as provided in this paragraph, the date of exercise shall be deemed to be the date that the notice of exercise and payment of the Option price are received by the Administrator.

Section 4.4.           Exercise of Option.

(a)          Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Shares issued upon exercise of an Option shall be issued in the name of the Participant. The Shares shall be deemed issued, and the Participant shall be deemed the record holder of the Optioned Stock, on the date when the Option has been deemed exercised in accordance with this Section 4.4(a). Until such date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued. Notwithstanding anything in this Section 4.4(a) to the contrary, in the event that the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and number of shares subject to an Option are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Optioned Stock, notwithstanding the fact that such Optioned Stock was not outstanding as of the close of business on the record date for such stock dividend.

(b)          Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his, her or its Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three months following the Participant’s termination. Notwithstanding anything contained herein to the contrary, a Participant who changes his, her or its status as a Service Provider (e.g., from being an employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 4.4(b), nor shall a transfer of employment among the Company and any Affiliate be considered a termination of employment; provided, however, that if a Participant owning Incentive Stock Options ceases being an Employee but continues as a Consultant or Director, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options three (3) months after the date of such cessation.

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(c)          Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his, her or its Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination.

(d)          Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 12 months following Participant’s death.

Section 4.5.           Repurchase Rights. The Company shall have the right to repurchase Shares of issued Optioned Stock at their original issuance price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost) from the Participant on the terms set forth in the Award Agreement.

Section 4.6.           Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards in substitution for any options granted by such entity or an affiliate thereof. Such substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan.

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ARTICLE 5

Additional Terms of Awards

Section 5.1.           Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged (except a pledge in favor of the Company or its Affiliate(s)), assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, subject to the approval of the Administrator in its sole discretion, Awards other than Incentive Stock Options may be transferable to members of the immediate family of the Participant and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, limited liability companies in which such family members are the only members, or corporations in which such family members are the only stockholders. “Members of the immediate family” means the Participant’s spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption.

Section 5.2.           No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

Section 5.3.           Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator grants such Award, or such later date as is specified by the Administrator as the date of grant. Notice of any grant shall be provided to each Participant within a reasonable time after the date of such grant.

Section 5.4.           Conditions Upon Issuance of Shares. The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until (a) all conditions of the Award have been met or removed to the satisfaction of the Administrator, (b) subject to approval of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any Applicable Laws, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate to satisfy the requirements of Applicable Laws.

Section 5.5.           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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Section 5.6.           Withholding.

(a)          Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)          Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

ARTICLE 6

Dissolution or Liquidation or Other Events

Section 6.1.           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall provide written notice to each Participant at least 10 days prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

Section 6.2.           Change of Control.

(a)          Upon the occurrence of a Change of Control, subject to subsection (b) below and absent a provision to the contrary in any particular Award Agreement (in which case the terms of such Award Agreement shall supersede each of the provisions of this Section 6.2 which are inconsistent with such Award Agreement), each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

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(b)          In the event that the successor corporation does not assume the Option or an equivalent Option is not substituted, then the Administrator shall, upon written or electronic notice to each Participant, provide that one of the following will occur: (i) all Options will become exercisable in full as of a specified time prior to the Change of Control and will terminate immediately prior to the consummation of such Change of Control, except to the extent exercised by the Participants prior to the consummation of the Change of Control; or (ii) all outstanding Options will terminate upon consummation of such Change of Control and each Participant will receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (which may, in the Administrator’s discretion, be limited to Options then exercisable or include Options then not exercisable), exceeds (y) the aggregate exercise price of such Options.

(c)          For the purposes of this Section 6.2, the Option shall be considered assumed if, following consummation of the Change of Control, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held immediately prior to the consummation of the Change of Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the Change of Control is not solely common stock of the successor corporation or a Parent or Subsidiary thereof, then the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or a Parent or Subsidiary thereof equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control, and in such case such Options shall be considered assumed for the purposes of this Section 6.2.

ARTICLE 7

Term, Amendment and Termination of Plan

Section 7.1.           Term of Plan. The Plan shall become effective on the Effective Date.

Section 7.2.           Termination of the Plan. The Plan shall terminate upon the earliest to occur of (a) March 6, 2023, (b) the date on which all Shares available for issuance under the Plan have been issued as fully vested Shares, and (c) the termination of all outstanding Options in connection with a Change of Control.

Section 7.3.           Amendment of the Plan. The Board may at any time amend, alter, suspend or terminate the Plan. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

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Section 7.4.           Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

ARTICLE 8

Miscellaneous

Section 8.1.           Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (a) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable and (b) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

Section 8.2.           Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

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APPENDIX

As used in the Plan, the following terms shall have the following meanings:

(a)          “Acquisition Price” means, in a Change of Control in which the consideration received by holders of Common Stock consists solely of cash, the amount of cash to which a holder of one share of Common Stock is entitled pursuant to such Change of Control.

(b)          “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Article 3 of the Plan.

(c)          “Applicable Laws” means the requirements relating to the administration of stock incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)          “Award” means, individually or collectively, a grant under the Plan of Options.

(e)          “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)          “Board” means the board of directors of the Company.

(g)          “Change of Control” means:

(i)           any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

(ii)          any exchange of all of the Common Stock for cash, securities or other property pursuant to a share exchange transaction; or

(iii)         any sale of all or substantially all of the assets of the Company; or

(iv)         any sale of beneficial ownership of more than fifty percent (50%) of the outstanding capital stock of the Company; in each case of (i) through (iv), in a single transaction or a series of related transactions.

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(h)          “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any regulations promulgated under such section, and shall further reference any successor or amended section of such section of the Code that is so referred to and any regulations thereunder.

(i)          “Committee” means a committee of the Board appointed by the Board in accordance with Article 3 of the Plan.

(j)          “Common Stock” means the Company’s common stock.

(k)          “Company” means UFI Acquisition, Inc., a Delaware corporation, or any successor thereto.

(l)          “Consultant” means any natural person or entity (or any employee or other personnel of such natural person or entity), including an advisor, engaged by the Company or any Parent or Subsidiary of the Company to render or provide services or advice to the Company or any Parent or Subsidiary of the Company.

(m)         “Director” means a member of the Board or any member of the board of directors or similar governing body of any Parent or Subsidiary of the Company.

(n)          “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o)         “Effective Date” means the date on which the Board of Directors of the Company adopts the Plan.

(p)          “Employee” means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or any Parent or Subsidiary of the Company or any other entity the employees of which are permitted to receive Incentive Stock Options under the Code. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(q)         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)          “Exchange Program” means a program under which, with the consent of the affected Participants, (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced or increased. The terms and conditions of any Exchange Program shall be determined by the Administrator in its sole discretion.

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(s)          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)          If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)         If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)        If an Option is exercised in a broker-assisted cashless exercise pursuant to Section 4.3(c) of the Plan, the Fair Market Value of the Common Stock for which the Option is exercised shall be the actual sale price (before tax or expenses) realized in the sale of Shares by the broker; or

(iv)         In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(t)          “Fiscal Year” means the fiscal year of the Company.

(u)         “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(v)         “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(w)         “Option” means a stock option granted pursuant to the Plan.

(x)          “Optioned Stock” means the Common Stock subject to an Award.

(y)          “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)          “Participant” means the holder of an outstanding Award granted under the Plan.

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(aa)         “Service Provider” means an Employee, Director, a person or entity who has the contractual right to appoint a Director, or Consultant.

(bb)         “Shares” means shares of Common Stock.

(cc)         “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(dd)         “10% Stockholder” means the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary).

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